EXHIBIT 10(c)

                                    GUARANTY

           FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned KOGER RAVINIA, LLC, a Delaware limited liability company (hereinafter referred to as "Guarantor"), the receipt and sufficiency whereof are hereby acknowledged by Guarantor, and for the purpose of seeking to induce FLEET NATIONAL BANK, a national banking association (hereinafter referred to as "Agent"), as agent for itself and the other lending institutions which are now or hereafter Lenders (hereinafter referred to as "Lenders") under the Credit Agreement described below, to extend credit or otherwise provide financial accommodations to KOGER EQUITY, INC., a Florida corporation (hereinafter referred to as "Borrower"), which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantor, Guarantor does hereby absolutely, unconditionally and irrevocably guarantee to Agent and Lenders:

           (a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of certain Revolving Credit Notes made by Borrower to the order of Lenders in the aggregate principal face amount of One Hundred Twenty-Five Million Dollars ($125,000,000.00) and that certain Swingline Note made by Borrower in the principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000) each as originally executed, or if varied, extended, supplemented, replaced, consolidated, amended or restated from time to time, as so varied, extended, supplemented, replaced, consolidated, amended or restated (hereinafter referred to as the "Notes"), together with interest as provided in such Notes; and

           (b) the full and prompt payment and performance of all obligations of Borrower to Agent and Lenders under the terms of that certain Revolving Credit Loan Agreement dated as December 28, 2001 among Borrower, Agent and Lenders, as amended by First Amendment to Revolving Credit Loan Agreement dated as April 5, 2002 and by Second Amendment to Revolving Credit Loan Agreement of even date herewith, or if further varied, extended, supplemented, consolidated, amended or restated from time to time as so varied, extended, supplemented, consolidated, amended or restated (hereinafter referred to as the "Credit Agreement"); and

           (c) the full and prompt payment and performance of any and all obligations of Borrower to Agent under the terms of those certain Mortgage and Security Agreements, Deed to Secure Debt and Security Agreements and Deed of Trust and Security Agreements made by Borrower in favor of Agent, whether executed prior to or on the date hereof or hereafter executed and delivered pursuant to ss.5.3 of the Credit Agreement, as originally executed, or if varied, extended, supplemented, consolidated, amended or restated from time to time, as so varied, extended, supplemented, consolidated, amended or restated (hereinafter referred to as the "Security Deeds") conveying or granting a first mortgage lien on certain real properties to secure the Notes; and

           (d) the full and prompt payment and performance of all obligations of Borrower to Agent


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

           and Lenders under the terms of those certain Indemnity Agreements Regarding Hazardous Materials from Borrower to and for the benefit of Agent and Lenders with respect to the real properties described in the Security Deeds whether executed prior to or on the date hereof or hereafter executed and delivered pursuant to ss.5.3 of the Credit Agreement, as originally executed, or if varied, extended, supplemented, consolidated, amended or restated from time to time as so varied, extended, supplemented, consolidated, amended or restated (hereinafter referred to as the "Indemnity Agreements");
           and

           (e) the full and prompt payment and performance of any and all other obligations of Borrower to Agent and Lenders under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Notes and the Credit Agreement.

           The Notes, the Credit Agreement, the Security Deeds, the Indemnity Agreements and such other agreements, documents and instruments are hereinafter collectively referred to as the "Loan Documents" and individually referred to as a "Loan Document". The obligations to the Agent and Lenders for full and prompt payment and performance under the Loan Documents as described above are hereinafter collectively referred to as the "Obligations".

           1. Agreement to Pay and Perform; Costs of Collection. Guarantor does hereby agree that if the Notes are not paid by Borrower in accordance with their terms, or if any and all sums which are now or may hereafter become due from Borrower to Agent or Lenders under the Loan Documents are not paid by Borrower in accordance with their terms, or if any and all other Obligations of Borrower to Agent or Lenders under the Notes and the Loan Documents are not performed by Borrower in accordance with their terms, Guarantor will immediately make such payments and perform such Obligations. Guarantor further agrees to pay Agent on demand all costs and expenses (including court costs and reasonable attorneys' fees and disbursements) paid or incurred by Agent in endeavoring to collect the indebtedness guaranteed hereby, to enforce any of the other obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to Agent, such sums shall bear interest at the rate applicable to overdue amounts set forth in ss.4.9 of the Credit Agreement unless collection from Guarantor of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantor under applicable law.

           2. Reinstatement of Refunded Payments. If, for any reason, any payment to Agent or any of the Lenders of any of the Obligations guaranteed hereunder is required to be refunded by Agent or such Lender to Borrower, or paid or turned over by Agent or such Lender to any other person, including without limitation by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors' rights and remedies now or hereafter enacted (all such refunds, turnovers or payments being collectively referred to herein as "Turnover Payments"), Guarantor agrees to pay to the Agent or Lenders on demand an amount equal to all such Turnover Payments and the obligations of Guarantor hereunder shall not be treated as having been discharged by the original payment to Agent or


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

Lenders giving rise to the Turnover Payment and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by Agent or Lenders, as well as for any amounts not theretofore paid to Agent or Lenders on account of such obligations.

           3. Rights of Agent to Deal with Collateral, Borrower and Other Persons. Guarantor hereby consents and agrees that Agent may at any time, and from time to time, without thereby releasing Guarantor from any liability hereunder and without notice to or further consent from Guarantor, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Notes or the Loan Documents; extend or renew the Notes for any period; grant releases, compromises and indulgences with respect to the Notes or the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other Guarantor, surety, endorser or accommodation party of the Notes or any other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Agent or any Lender shall take or fail to take in connection with the Notes or the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Agent and Banks or for the performance of any Obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Agent or Lenders. The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions, consolidations, restatements and modifications of the Notes and the Loan Documents, and any and all references herein to the Notes and the Loan Documents shall be deemed to include any such renewals, extensions, amendments, restatements, consolidations or modifications thereof.

           4. No Contest With Agent; Subordination. So long as any Obligation remains unpaid or undischarged, Guarantor agrees that it will not, by paying any sum recoverable hereunder (whether or not demanded by the Agent ) or by any means or any other ground, claim, set-off or counterclaim against the Borrower in respect of any liability of Guarantor to the Borrower or, in proceedings under the Bankruptcy Code or insolvency proceedings of any nature, prove in competition with the Agent or the Lenders in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the Borrower or the benefit of any other security for any Obligation which, now or hereafter, the Agent or the Lenders may hold or in which it may have any share. Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to the Agent and Lenders, and agrees with the Agent and Lenders that (a) Guarantor shall not demand or accept any payment from Borrower on account of such indebtedness, (b) Guarantor shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness, and (c) Guarantor shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness; provided, however, that, if the Agent so requests, such indebtedness shall be collected, enforced and received by the applicable Guarantor as trustee for the Agent and be paid over to the Agent on account of the indebtedness of Borrower to the Lenders, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the principal amount of such outstanding indebtedness shall have been reduced by such payment.


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

            5. Waiver of Defenses. Guarantor hereby agrees that its obligations hereunder shall not be affected or impaired by, and to the extent permitted by applicable law, hereby waives and agrees not to assert or take advantage of any defense based on:

           (a) any statute of limitations in any action hereunder or for the collection of the Notes or for the payment or performance of any obligation hereby guaranteed;

           (b) the incapacity or lack of authority of Borrower or any other person or entity;

           (c)  the dissolution or termination of existence of Borrower;

           (d) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower;

           (e) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or Guarantor, or any of Borrower's or Guarantor's properties or assets;

           (f) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the property described in the Security Deeds;

           (g) the failure of Agent or Lenders to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

           (h) any failure or delay of Agent or Lenders to commence an action against Borrower, to assert or enforce any remedies against Borrower under the Notes or the Loan Documents, or to realize upon any security;

           (i) any failure of any duty on the part of Agent or Lenders to disclose to Guarantor any facts it may now or hereafter know regarding Borrower, whether such facts materially increase the risk to Guarantor or not;

           (j) failure to accept or give notice of acceptance of this Guaranty by Agent or Lenders;

           (k) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

           (l) failure to make or give protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

           (m)  any and all other notices whatsoever to which Guarantor might


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

           otherwise be entitled;

           (n) any lack of diligence by Agent or Lenders in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

           (o) the invalidity or unenforceability of the Notes or any of the Loan Documents;

           (p) the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Notes or the Loan Documents;

           (q) any exculpation of liability contained in the Notes or in the Loan Documents;

           (r) any transfer by Borrower or any of its subsidiaries of all or any part of security described in and encumbered by the Loan Documents;

           (s) the failure of Agent or Banks to perfect any security or to extend or renew the perfection of any security; or

           (t) to the full extent permitted by law any and all other legal, equitable or surety defenses whatsoever to which Guarantor might otherwise be entitled, it being the intention that the obligations of all Guarantor hereunder are absolute, unconditional and irrevocable.

           6. Guaranty of Payment and Performance and Not of Collection. This is a Guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Agent or Lenders, its successors, successors in title, endorsees or assigns. Guarantor hereby waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any balance of any deposit account or credit on the books of Agent or Lenders in favor of Borrower or any Collateral securing the Obligations, including, without limitation, Collateral pursuant to the Deed to Secure Debt and Security Agreement and the Assignment of Leases and Rents, both of even date herewith from Guarantor to the Agent relating to the real property owned by Guarantor at Three Ravinia Drive, Atlanta, DeKalb County, Georgia.

           7. Rights and Remedies of Agent . In the event of a default under the Notes or the Loan Documents, or any of them, Agent shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other agreement, document or instrument now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Notes or secured by the Loan Documents, in any order, and all rights, powers and remedies available to Agent in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Agent upon the occurrence of any event of default under the Notes or the Loan Documents, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Agent may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of


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

a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. At any public or private sale of any security or collateral for any indebtedness or any part thereof guaranteed hereby, whether by foreclosure or otherwise, Agent may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Notes or Security Deeds or any other Loan Document without prejudice to Agent's remedies hereunder against Guarantor for deficiencies. If the indebtedness guaranteed hereby is partially paid by reason of the election of Agent to pursue any of the remedies available to Agent, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire balance of the indebtedness guaranteed hereby even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

           8. Setoff; Application of Payments. Guarantor hereby grants to each Lender, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to such Lender hereunder, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of such Lender or in transit to it. At any time, without demand or notice (any such notice being expressly waived by Guarantor), any Lender may, WITH THE PRIOR APPROVAL OF THE AGENT (which approval will not be unreasonably withheld), setoff the same or any part thereof and apply the same to any liability or obligation of Guarantor hereunder even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Guarantor hereby authorizes Agent and each Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or realized from any security in such manner and in such priority as Agent in its sole judgment shall see fit to the indebtedness, obligation and undertakings which are the subject of this Guaranty.

           9. Business Failure, Bankruptcy or Insolvency. In the event of the business failure of Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for Guarantor or Guarantor's properties or assets, Agent may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Agent allowed in any proceedings relative to Guarantor, or any of Guarantor's properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, Agent shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim.


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

      10. Guarantor Covenants. Guarantor hereby covenants and agrees that until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Notes and the Loan Documents have been completely performed, Guarantor shall comply with all of the covenants and agreements of Borrower contained in the Credit Agreement wherein the Borrower agreed to cause a Related Company to perform and observe certain covenants and undertakings which were required by the Agent, all as more fully described in the Credit Agreement.

       11. Changes in Writing; No Revocation. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Agent or Lenders except by a writing signed by a duly authorized officer of Agent. This Guaranty shall be irrevocable by Guarantor until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Notes and the Loan Documents have been completely performed.

       12. Notices. All notices, demands or requests provided for or permitted to be given pursuant to this Guaranty (hereinafter in this paragraph referred to as "Notice") shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

     (a) The Address of Guarantor is: 433 Plaza Real, Suite 335, Boca Raton, Florida 33432 Attention: Chief Financial Officer Telefax No. 561-394-7712, with a copy to Guarantor's counsel, White & Case, LLP, 200 South Biscayne Boulevard, Suite 4900, Miami, FL 33131-2352, Attn: Real Estate Notices, Telefax No. 305-358-5744; and

     (b) The Address of Agent is: 100 Federal Street, Boston, Massachusetts 02110, Attention: Structured Real Estate, and to 115 Perimeter Center Place, N.E., Suite 500, Atlanta, Georgia 30346, Attn: Lori Y. Litow, Director, Telefax No. 770-390-8434.

Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least thirty (30) days prior Notice thereof, Guarantor or Agent shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America

       13. Governing Law; Consent To Jurisdiction And Service. This Guaranty, and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (excluding the laws applicable to conflicts or choice of law). GUARANTOR AGREES THAT ANY SUIT BY IT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT ONLY IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND GUARANTOR CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT FOR ANY SUIT BY AGENT OR ANY LENDER AND THE SERVICE OF PROCESS IN ANY SUCH


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

SUIT BEING MADE UPON THE GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN
PARAGRAPH 12 HEREOF. GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM. IN ADDITION TO THE COURTS OF THE COMMONWEALTH OR ANY FEDERAL COURT SITTING THEREIN, THE AGENT OR ANY LENDER MAY BRING ACTION(S) FOR ENFORCEMENT ON A NONEXCLUSIVE BASIS WHERE ANY COLLATERAL EXISTS AND THE GUARANTOR CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN PARAGRAPH 12 HEREOF.

       14. Successors and Assigns. The provisions of this Guaranty shall be binding upon Guarantor and its heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of Agent and Lenders, their respective successors, successors in title, legal representatives and assigns.

       15. Assignment by Agent and Lenders. This Guaranty is assignable by any Lender in whole or in part in conjunction with any assignment of the Notes held by such Lender or portions thereof, and any assignment hereof or any transfer or assignment of the Notes or portions thereof by any Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to such Lender.

       16. Severability. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

       17. Limitation on Amount Guarantied. Anything contained in this Guaranty to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of Guarantor under this Guaranty, the obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Guarantor (x) in respect of intercompany indebtedness to the Borrower or other affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Guarantor hereunder and (y) under any guaranty of subordinated Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this subsection, pursuant to which the liability of Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of Guarantor pursuant to applicable law or pursuant to the terms of any agreement.


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

       18. Waiver of Jury Trial and Certain Damage Claims THE GUARANTOR, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDERS TO PROVIDE THE COMMITMENTS AND MAKE THE LOANS.




       IN WITNESS WHEREOF the undersigned has executed this Guaranty as of the 10th day of June, 2002.



Signed, sealed and delivered
company by Assignor in the presence of:    KOGER RAVINIA, LLC, a Delaware
                                           limited liability

                                           By: KOGER EQUITY, INC., a Florida
                                           corporation, Its sole Member

           /S/ Scott Farber                By:        /S/ Christopher L. Becker
-------------------------------------      ------------------------------------
Unofficial Witness                         Printed Name:  Christopher L. Becker
                                                        ------------------------
                                           Printed Title:  Senior Vice President
           /S/ Kim K. Chase
Notary Public

Commission Expiration Date:

           [NOTARIAL SEAL]


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